Exhibit 99.1
agilon health Announces Reverse Stock Split

WESTERVILLE, Ohio, March 18, 2026--(BUSINESS WIRE)-- agilon health, inc. (NYSE: AGL) (the “Company”), the trusted partner empowering physicians to transform health care in our communities, today announced that it will implement a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a ratio of 1-for-25.
The reverse stock split is expected to become effective on March 30, 2026, on or around 5:01 p.m. Eastern Time (“Effective Time”) and agilon’s common stock is expected to begin trading on a split-adjusted basis on the New York Stock Exchange (“NYSE”) as of the open of trading on March 31, 2026 under the existing ticker symbol “AGL”.
An amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate the Reverse Stock Split by a ratio of 1-for-5 to 1-for-25 was approved by the Company's stockholders at a special meeting of the Company’s stockholders (the “Special Meeting”) held on March 17, 2026, with discretion given to the board of directors of the Company (the “Board”) as to the exact ratio. On March 17, 2026, following the Special Meeting, the ratio of 1-for-25 was approved by the Board.
The Reverse Stock Split is intended to increase the price of the Company’s common stock above $1.00 per share in compliance with the minimum bid price requirement for continued listing on the New York Stock Exchange, to potentially improve the marketability and liquidity of the Company’s common stock and to appeal to a broader range of investors and generate greater investor interest in the Company.
The new CUSIP number for agilon’s common stock will be 00857U 206. As of the Effective Time, every twenty-five (25) shares of agilon’s issued and outstanding common stock will be combined into one issued and outstanding share of common stock, with approximately 16,605,993 shares of Common Stock outstanding immediately following the Effective Time. No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares will automatically be entitled to receive cash in lieu of such fractional share. Proportional adjustments were made to the number of shares of Common Stock awarded and available for issuance under the Company’s equity incentive plans, as well as the exercise price and the number of shares issuable upon the exercise or conversion of the Company’s outstanding stock options and other equity securities under the Company’s equity incentive plans.

agilon’s transfer agent, Computershare Inc., will serve as the exchange agent for the reverse stock split. Registered stockholders holding pre-split shares of agilon’s common stock electronically in book-entry form are not required to take any action to receive post-split shares. Those stockholders who hold their shares in brokerage accounts or in “street name” will have their positions automatically adjusted to reflect the reverse stock split, subject to each brokers’ particular processes, and will not be required to take any action in connection with the reverse stock split.
Additional information about the reverse stock split is available in agilon’s definitive proxy statement filed with the Securities and Exchange Commission on February 18, 2026, a copy of which is available at www.sec.gov.
About agilon health
agilon health is the trusted partner empowering physicians to transform health care in our communities. Through our partnerships and purpose-built platform, agilon is accelerating at scale how physician groups and health systems transition to a value-based Total Care Model for their senior patients. agilon provides the technology, people, capital, process, and access to a peer network of approximately 2,300 primary care physicians (PCPs) that allow its physician partners to maintain their independence and focus on the total health of their most vulnerable patients. Together, agilon and its physician partners are creating the healthcare system we need – one built on the value of care, not the volume of fees. The result: healthier communities and empowered doctors. agilon is the trusted partner in approximately 30 communities and is here to help more of our nation's leading physician groups and health systems have a sustained, thriving future. For more information visit www.agilonhealth.com and connect with us on LinkedIn.

Forward-Looking Statements
Statements in this release that are not historical factual statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Examples of forward-looking statements include, among other things: our ability to regain compliance with the NYSE’s continued listing standards, including, but not limited to, by completing a reverse stock split. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. These risks and uncertainties that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, but are not limited to: our history of net losses and the expectation that our expenses will increase in the future; failure to identify and develop successful new geographies, physician partners and payors, or execute upon our growth initiatives; success in executing our operating strategies or achieving results consistent with our historical performance; medical expenses incurred on behalf of our members may exceed revenues we receive; our ability to maintain and secure additional contracts with Medicare Advantage payors on favorable terms, if at all; our ability to grow new physician partner relationships sufficient to recover startup costs; availability of additional capital, on acceptable terms or at all, to support our business in the future; significant reduction in our membership; transition to a Total Care Model may be challenging for physician partners; public health crises, such as pandemics or epidemics, could adversely affect us; inaccuracy in estimates of our members’ risk adjustment factors, medical services expense, incurred but not reported claims, and earnings pursuant to payor contracts; the impact of restrictive clauses or exclusivity provisions in some of our contracts with physician partners; our ability to hire and retain qualified personnel; our ability to realize the full value of our intangible assets; security breaches, cybersecurity attacks, loss of data and other disruptions to our information systems; our ability to protect the confidentiality of our know-how and other proprietary and internally developed information; our reliance on our subsidiaries to perform and fund their operations; our use of artificial intelligence and machine learning in our business and challenges with properly managing the development and use of these technologies; our reliance on a limited number of key payors; the limited terms of contracts with our payors and our ability to renew them upon expiration; our ability to navigate the changing healthcare payor market; our reliance on our payors, physician partners and other providers to operate our business; our ability to obtain accurate and complete diagnosis data; our reliance on third-party software, data, infrastructure and bandwidth; consolidation and competition in the healthcare industry; the impact of changes to, and dependence on, federal government healthcare programs; uncertain or adverse economic and macroeconomic conditions, including a downturn or decrease in government expenditures; regulation of the healthcare industry and our and our physician partners’ ability to comply with such laws and regulations; federal and state investigations, audits and enforcement actions; repayment obligations arising out of payor audits; negative publicity regarding the managed healthcare industry generally;

our use, disclosure and processing of personally identifiable information, protected health information, and de-identified data; failure to obtain or maintain an insurance license, a certificate of authority or an equivalent authorization; changes in tax laws and regulations, or changes in related judgments or assumptions; our indebtedness and our potential to incur more debt; our dependence on our subsidiaries for cash to fund all of our operations and expenses; provisions in our governing documents; our ability to achieve a return on investment depends on appreciation in the price of our common stock; lawsuits not covered by insurance and securities class action litigation; sustainability issues; our stock price may be volatile; and risks related to management transitions, including the search for a permanent CEO, and our ability to effectively manage leadership changes; and risks related to other factors discussed in our filings with the Securities and Exchange Commission (the “SEC”), including the factors discussed under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which can be found at the SEC’s website at www.sec.gov. Additionally, ongoing implementation of performance initiatives, leadership changes, and dynamic market conditions create additional uncertainty regarding our future operating and financial performance. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made.

Investor Contacts
Evan Smith, CFA
SVP Investor Relations
evan.smith@agilonhealth.com
Megan Cagle
investors@agilonhealth.com
Media Contacts
Stephanie Law
Senior Director, Marketing & Communications
media@agilonhealth.com